UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2017

Dermira, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-36668	27-3267680
(Commission File Number)	(IRS Employer Identification No.)

275 Middlefield Road, Suite 150 Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 421-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 13, 2017, Dermira, Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”).  Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Of the 41,518,648 shares of the Company’s common stock outstanding as of the record date of April 19, 2017, 34,893,895 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 84% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.

Election of Class III Directors.  The following nominees were re-elected to serve as Class III directors, each to serve a three-year term expiring at the Company’s 2020 annual meeting of stockholders and until his successor has been duly elected and qualified or his earlier resignation or removal, based on the following results of voting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark D. McDade	28,144,453	5,638,888	1,110,554
Jake R. Nunn	28,059,052	5,724,289	1,110,554
Thomas G. Wiggans	28,663,694	5,119,647	1,110,554

2.

Executive Compensation. On a non-binding advisory basis, compensation paid to the Company’s named executive officers for the year ended December 31, 2016 was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,489,468	258,352	35,521	1,110,554

3.

Frequency of Future Votes on Executive Compensation. On a non-binding advisory basis, the option of once every year was determined to be the preferred frequency with which the Company is to hold an advisory stockholder vote to approve executive compensation on a non-binding advisory basis, based on the following results of voting:

One Year	Two Years	Three Years	Abstentions
31,000,395	102,270	2,680,676	0
4.

Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 was ratified, based on the following results of voting:

Votes For	Votes Against	Abstentions
34,881,958	5,344	6,593

Based on the  recommendation of the Company’s Board of Directors (the “Board”) for the Annual Meeting and the voting results with respect to Proposal Number 3, the Board determined that non-binding advisory votes on executive compensation will be submitted for consideration by the Company’s stockholders every year until the next stockholder vote on frequency of stockholder votes on the compensation of executives as required by Section 14A(a)(2) of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2017	DERMIRA, INC.

	By:	/s/ Andrew L. Guggenhime
	Name:	Andrew L. Guggenhime
	Title:	Chief Operating Officer and Chief Financial Officer